MERIT SECURITIES CORPORATION

Monthly Payment Report

Payment Statement
MERIT 6
Payment Date:     28-Apr-98
Reporting Month:  March

               Class
             Interest       Beginning       Interest      Interest      Principal        Total        Applied       Ending
  Class        Rate          Balance         Accrual       Payment       Payment     Distribution     Losses        Balance

Class A1     6.187500%  $174,301,775.77   $898,743.53   $898,743.53 $11,026,799.15 $11,925,542.68        $0.00 $163,274,976.62
Class A2     13.733250%  $75,912,000.00   $868,765.74   $868,765.74          $0.00   $868,765.74         $0.00  $75,912,000.00
Class A3     6.200000%   $17,100,359.07    $88,351.86    $88,351.86  $1,029,137.52  $1,117,489.38        $0.00  $16,071,221.55
Class A4     6.600000%    $6,000,000.00    $33,000.00    $33,000.00          $0.00    $33,000.00         $0.00   $6,000,000.00

$273,314,134.84 $1,888,861.13 $1,888,861.13 $12,055,936.67$13,944,797.80  $0.00 $261,258,198.17






  Class        CUSIP           Priority         Principal Type   Interest Type

Class A1      589962AP4        Senior            Sequential          Floater
Class A2      589962AQ2        Senior            Sequential          Floater
Class A3      589962AR0        Senior            Sequential          Fixed
Class A4      589962AS8        Senior            Sequential          Fixed



MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT 6

Payment Date:     28-Apr-98
Reporting Month:  March


                            Original                            Interest    Interest    Principal                         Remaining
              Original        Pct      Integral     Record      Accrual     Payment     Payment          Ending           Principal
  Class        Balance        Pool   Denomination    Date       Factor      Factor      Factor           Balance           Factor

Class A1  $473,800,000.00    79.58%    $1,000.00   31-Mar-98   1.89688377   1.89688377   23.27310922  $163,274,976.62     0.34460738
Class A2   $75,912,000.00    12.75%    $1,000.00   31-Mar-98  11.44437954  11.44437954    0.00000000   $75,912,000.00     1.00000000
Class A3   $26,200,000.00     4.40%    $1,000.00   31-Mar-98   3.37220840   3.37220840   39.28005802   $16,071,221.55     0.61340540
Class A4    $6,000,000.00     1.01%    $1,000.00   31-Mar-98   5.50000000   5.50000000    0.00000000    $6,000,000.00     1.00000000
          $581,912,000.00                                                                               $261,258,198.17



MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT 6
Payment Date:   28-Apr-98
Report Date:    March

Collateral Proceeds Account


Beginning Balance                        $0.00

Deposits                                                Withdrawals

Interest Net of Servicing Fee     $1,984,667.41         Interest Payments          $1,888,861.13
Principal                        $12,055,936.67         Principal Payments        $12,055,936.67
Deposits From Reserve Fund       $0.00                  Surplus                   $84,920.52
Other Deposits                   $0.00                  MBIA Fee                  $10,885.76
                                                        Discount Principal Reserve         $0.00


Total Deposit                   $ 14,040,604.08         Total Withdrawals         $ 14,040,604.08

Ending Balance                            $0.00


Note: "Principal" and Interest Net of Servicing Fee" includes Advances on Delinquencies



MERIT SECURITIES CORPORATION

  Credit Enhancement Summary
  MERIT 6

  Payment Date:         28-Apr-98
  Reporting Month       March

  Reserve Funds and Subordination



                              Initial Coverage    Beginning Coverage    Adjustments Losses   Insured Balance  Ending Coverage
Type

Pool Over Collateralization  2.26% $13,474,965.80  4.30% $12,287,816.45   $0.00  $49,207.62  $273,496,807.01 4.47% $12,238,608.83




  Class                      Total Distribution
  Surplus                           $84,920.52

  Delinquency Statistics
                                       Current              % of
                      # of Loans      Balance          Current Balance
  30+ Days                18          $2,408,973             0.88%
  60+ Days                11          $3,066,024             1.12%
  90+ Days                13          $1,999,336             0.73%
  Foreclosure              7          $1,564,297             0.57%
  REO                      7            $883,017             0.32%

  Totals                  56          $9,921,647             3.63%


  Advances on Delinquencies                                       $82,770.28
  Non-Recoverable Advances on Delinquencies                            $0.00